UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 6, 2006

CONSTELLATION BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Woodcliff Drive, Suite 300, Fairport, NY 14450

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (585) 218-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          On April 6, 2006, Constellation Brands, Inc. (the “Company”), a Delaware corporation, issued a press release (the “release”) announcing its results of operations and financial condition for the fourth fiscal quarter and full fiscal year ended as of February 28, 2006.  A copy of the release is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The projections constituting the guidance included in the release involve risks and uncertainties, the outcome of which cannot be foreseen at this time and, therefore, actual results may vary materially from these forecasts.  In this regard, see the information included in the release under the caption “Forward-Looking Statements.”

          The information in the release and in this Item 2.02 section is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  Such information may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references such information.

          The release contains non-GAAP financial measures; in the release these are referred to as “comparable” or “organic” measures or “constant currency”.  For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.  In this regard, GAAP refers to generally accepted accounting principles in the United States.  Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

          Comparable measures are provided because management uses this information in evaluating the results of the continuing operations of the Company and in internal goal setting.  In addition, the Company believes this information provides investors a better insight on underlying business trends and results in order to evaluate year over year financial performance.  As such, the flow through of adverse grape cost associated with the acquisition of The Robert Mondavi Corporation (“Robert Mondavi”); the flow through of inventory step-up associated with acquisitions and investments in equity method investees; accelerated depreciation costs associated with the U.S. West Coast facility rationalization; financing costs associated with the Company’s redemption of senior notes and repayment of the Company’s prior credit agreement; due diligence costs associated with the Company’s evaluation of a potential offer for Allied Domecq; other costs associated with the world wide wines reorganization; net gain on the sale of non-strategic assets; gain on transaction termination; acquisition-related integration costs associated with the Robert Mondavi acquisition; restructuring and related charges associated with the Company’s further realignment of business operations within the Company’s wine segment, the Robert Mondavi acquisition, the U.S. West Coast facility rationalization and the world wide wines reorganization; and the income tax adjustment in connection with the reversal of an income tax accrual related to the completion of various income tax examinations are, when appropriate, excluded from comparable results.

          Similarly, organic information, including organic net sales information in the year ago period set forth in the release, and constant currency measures, which exclude the impact of year over year currency exchange rate fluctuations, are provided because management uses this information in monitoring and evaluating the underlying business trends in the continuing operations of the Company.  Additionally, the Company believes this information provides investors better insight on underlying business trends and results in order to evaluate year over year financial performance.

ITEM 7.01	REGULATION FD DISCLOSURE.

          On April 6, 2006, the Company issued a press release which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

          The information included in this Current Report on Form 8-K, including the press release attached as Exhibit 99.1, is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD.  This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	The following exhibit is furnished as part of this Current Report on Form 8-K.

No.	Description

99.1	Press Release of Constellation Brands, Inc., dated April 6, 2006.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION BRANDS, INC.

Date: April 6, 2006	By:	/s/ Thomas S. Summer

Thomas S. Summer, Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	Press Release of Constellation Brands, Inc., dated April 6, 2006.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.